UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 11, 2024

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

U.K. Prospectus

On September 11, 2024, International Paper Company (the “Company”), published a prospectus prepared in accordance with the Prospectus Regulation Rules of the U.K. Financial Conduct Authority (the “FCA”) made under Section 73A of the U.K. Financial Services and Markets Act 2000, as amended (the “U.K. Prospectus”). The U.K. Prospectus relates to the admission of the shares of common stock of the Company, par value $1.00 per share (the “Company Common Stock”), to the equity shares (international commercial companies secondary listing) category of the Official List of the FCA and to trading on the main market for listed securities of the London Stock Exchange in connection with the previously disclosed terms of a recommended offer by the Company to acquire the issued and to be issued share capital of DS Smith Plc, a public limited company incorporated in England and Wales (“DS Smith”), in an all-stock transaction (the “Acquisition”).

U.K. Scheme Document

Also on September 11, 2024, DS Smith published a scheme document (the “U.K. Scheme Document”) prepared in accordance with Part 26 of the UK Companies Act 2006, containing the full terms and conditions of the Acquisition, and sets October 7, 2024 as the date of DS Smith’s shareholder meeting to approve the Acquisition.

Definitive Proxy Statement

The Company plans to file with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2024 a definitive proxy statement on Schedule 14A in connection with the proposed issuance of the Company Common Stock representing the stock consideration in the Acquisition (the “Share Issuance”). The special meeting of the shareholders of the Company to approve the Share Issuance will be scheduled for October 11, 2024 at 11:00 a.m. Central Time.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains “forward-looking” statements concerning future events and financial performance. All statements other than statements of historical fact or relating to present facts or current conditions are forward-looking statements, including any statements regarding guidance and statements of a general economic or industry-specific nature. Forward-looking statements give the Company’s current expectations and projections with respect to the financial condition, results of operations, business and certain plans and objectives of the Company.

These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. These statements are based on assumptions and assessments made by the Company in light of its experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate, and therefore are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied by those forward-looking statements.

Forward-looking statements often use forward-looking or conditional words such as “anticipate”, “target”, “expect”, “forecast”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “will”, “continue”, “may”, “can”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) the ability of the Company and DS Smith to consummate the Acquisition in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Acquisition; (iii) adverse effects on the market price of the Company’s or DS Smith’s operating results, including because of a failure to complete the Acquisition; (iv) the effect of the announcement or pendency of the Acquisition on the Company’s or DS Smith’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the Company group or the DS Smith group; and (vii) the effects of government regulation on the business of the Company or the DS Smith group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are not guarantees of future performance and are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this Current Report may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this Current Report are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report. All subsequent oral or written forward-looking statements attributable to the Company or DS Smith or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither the Company nor DS Smith undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2024, and June 30, 2024, contain additional information regarding forward-looking statements and other risk factors with respect to the Company.

The information contained on or connected to websites referred to in this Current Report on Form 8-K is not incorporated by reference into and does not form part of this Current Report.

Additional Information

This Current Report may be deemed to be solicitation material in respect of the Acquisition, including the Share Issuance. In connection with the Share Issuance, the Company filed a preliminary proxy statement on Schedule 14A on August 23, 2024 and an amended preliminary proxy statement on Schedule 14A on September 3, 2024 (together with any additional amendments and supplements thereto, the “Proxy Statement”) with the SEC. To the extent the Company effects the Acquisition as a scheme of arrangement under the laws of the United Kingdom, the Share Issuance would not be expected to require registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that the Company determines to conduct the Acquisition pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUISITION, THE SHARE ISSUANCE, AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC at https://www.internationalpaper.com/investors.

Participants in the Solicitation

The Company and its directors, officers and employees, including Mark S. Sutton, chairman of the board of directors of the Company, Andrew K. Silvernail (also Chief Executive Officer of the Company), Jamie A. Beggs, Christopher M. Connor, Ahmet C. Dorduncu, Anders Gustafsson, Jacqueline C. Hinman, Clinton A. Lewis, Jr., Kathryn D. Sullivan, Scott A. Tozier, and Anton V. Vincent, all of whom are members of the Company’s board of directors, and Timothy S. Nicholls, Senior Vice President and Chief Financial Officer may be deemed participants in the solicitation of proxies from the Company’s stockholders in respect of the Acquisition. Information regarding the Company’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 of the Company, which was filed with the SEC on February 16, 2024, (ii) the “Item 1 – Election of 9 Directors,” “Compensation Discussion & Analysis (CD&A),” and “Security Ownership of Management” sections in the definitive proxy statement for the 2024 annual meeting of stockholders of the Company, which was filed with the SEC on April 2, 2024 and (iii) our Current Reports on Form 8-K filed with the SEC on March 19, 2024, May 23, 2024, August 13, 2024, August 27, 2024, and September 10, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.internationalpaper.com/investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

Dated: September 11, 2024

	By:	/s/ Joseph R. Saab
	Name:	Joseph R. Saab
	Title:	Senior Vice President, General Counsel and Corporate Secretary